Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AND EXCHANGE ACT RULE 13a-14(b)

In connection with the quarterly report of Sigma-Aldrich Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rakesh Sachdev, Senior Vice President, Chief Financial Officer and Chief Administrative Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rakesh Sachdev
Rakesh Sachdev
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Sigma-Aldrich Corporation
October 21, 2010